Dividends on Preferred Stock and Common Stock (Parenthetical) (Detail)	12 Months Ended
Mar. 31, 2011
Japan Gaap Dividends Payable [Line Items]
Description of allotment of shares or fractions of a share without consideration	An allotment of shares or fractions of a share without consideration was made to all shareholders and holders of fractional shares at the rate of 999 shares per one share and 9.99 shares per every 0.01 of a share, effective on January 4, 2009.